Daily Income Fund Fiduciary Class Shares (“Fiduciary Shares”)

U.S. Government Portfolio – Ticker Symbol: DGFXX

SUMMARY PROSPECTUS

May 3, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_Fiduciary. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated May 3, 2013, and the Fund’s most recent shareholder report, dated December 31, 2012, are all incorporated by reference into this Summary Prospectus.

:	Investment Objective

The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

:	Fees and Expenses of the U.S. Government Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Fiduciary Shares of the U.S. Government Portfolio.

	U.S. Government Portfolio Fiduciary Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.35%
Other Expenses (includes Administration Fees listed below) (1)		0.15%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		0.62%
Fee Waivers (a)		0.12%

Total Annual Fund Operating Expenses After Fee Waivers		0.50%

(1)	Other Expenses for the current fiscal year are estimated as the Fiduciary Shares of the U.S. Government Portfolio have not yet begun operations.

(a)

The Manager and its affiliates have contractually agreed to waive their fees so that the total fund operating expenses paid by the U.S. Government Portfolio’s Fiduciary Shares (after contractual waivers) will not exceed 0.50% (the “Expense Cap”) up to the date of the Portfolio’s 2015 annual update to its registration statement.

1411 BROADWAY

28th FLOOR

NEW YORK, NY 10018

(212) 830-5345

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fiduciary Shares of the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fiduciary Shares of the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fiduciary Shares of the U.S. Government Portfolio’s operating expenses remain the same (taking into account the Expense Cap for year one and year two). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Government Portfolio – Fiduciary Shares:	$51	$174	$321	$751

:	Principal Investment Strategies

The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Government Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in short-term, marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, (“Government Securities”) with maturities of 397 days or less, and repurchase agreements which are collateralized by the foregoing securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Portfolio may also invest in loan participation interests where the borrower is the U.S. Government or its agencies or instrumentalities.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

:	Principal Risks

•	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The U.S. Government Portfolio is exposed to the credit risk of the institutions that issue Government Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Portfolio.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Fiduciary Shares of the U.S. Government Portfolio. The bar chart shows changes in the average annual total returns of the Retail Shares of the U.S. Government Portfolio’s performance from year to year. The table shows the Retail Shares of the U.S. Government Portfolio’s average annual total returns for the one year, five year and since inception periods. The historical performance of the Retail Shares, which are not offered in this prospectus, is used to calculate the performance for the Fiduciary Shares which have not yet begun operations. All of the classes of the U.S. Government Portfolio’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance of the Fiduciary Shares would have been higher than the Retail Shares’ performance due to their lower fees and expenses. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Fiduciary Shares of the U.S. Government Portfolio will be available once the shares have begun operations by calling the Fund toll free at (800) 433-1918.

U.S. Government Portfolio – Retail Shares

As of March 31, 2013, the U.S. Government Portfolio Retail Shares had a year-to-date return of 0.00%.

The U.S. Government Portfolio Retail Shares’ highest quarterly return was 1.07% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended September 30, 2011.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Portfolio directly.

Average Annual Total Returns – For the period ended December 31, 2012

	One Year	Five Years	Since Inception (December 12, 2006)
Retail Shares Return Before Taxes:	0.01%	0.27%	0.94%

The returns shown above are those of the Retail Shares of the U.S. Government Portfolio which are not offered in this prospectus. The Retail Shares and the Fiduciary Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, however, annual returns of the Fiduciary Shares would be higher than returns for Retail Shares because Retail Shares have higher fees and expenses.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem U.S. Government Portfolio Fiduciary Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $10,000 and the minimum amount for subsequent investments is $100.

:	Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

G.FID-23380W523-0513SP

Daily Income Fund Fiduciary Class Shares (“Fiduciary Shares”)

Fiduciary Class Shares

Summary Prospectus

May 3, 2013